3 122627792.2 0034163-00001 NuScale Power Corporation Stock Option Award Agreement under the NuScale Power Corporation 2022 Long-Term Incentive Plan 1. Terminology. Unless otherwise provided in this Agreement, capitalized terms used herein are defined in the Glossary at the end of this Agreement or the Plan. 2. Vesting. All of the stock options are nonvested and forfeitable as of the Grant Date. So long as your service or employment is continuous from the Grant Date through the applicable date upon which vesting is scheduled to occur, the stock options will become vested and exercisable in accordance with the vesting schedule set forth in the Notice. Except for the circumstances, if any, described in the Notice, none of the stock options will become vested and nonforfeitable after your service or employment ceases. 3. Termination of Continuous Service. (a) Termination for Reasons Other Than Death or Cause. If the Participant’s service is terminated for any reason other than disability or death, the Participant may exercise the vested portion of the Option at any time prior to the Expiration Date, but the vesting of unvested Options ceases and the unvested Options shall immediately terminate and cease to be exercisable. (b) Termination due to Death. If the Participant's service terminates as a result of the Participant's death, or the Participant dies within a period following termination of the Participant's service during which the vested portion of the Option remains exercisable, the vested portion of the Option may be exercised by the Participant's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by the person designated to exercise the Option upon the Participant's death, but only prior to the Expiration Date. (c) Termination for Cause. If the Participant’s service is terminated for Cause, the unvested Options shall immediately terminate and cease to be exercisable. For this purpose, “Cause” means your dishonesty, fraud, willful misconduct, breach of fiduciary duty, conflict of interest, commission of a felony, material failure or refusal to perform your job duties in accordance with Company policies, a material violation of Company policy that causes harm to the Company or its subsidiaries or other wrongful conduct of a similar nature and degree. 4. Manner of Exercise. (a) Election to Exercise. To exercise the Option, the Participant (or in the case of exercise after the Participant's death or incapacity, the Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in such form as is approved by the Committee from time to time (the "Exercise Agreement"), which shall set forth, inter alia: i. the Participant's election to exercise the Option; ii. the number of shares of Common Stock being purchased;

4 122627792.2 0034163-00001 iii. any restrictions imposed on the shares; and iv. any representations, warranties and agreements regarding the Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than the Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option. (b) Payment of Exercise Price. The entire Exercise Price of the Option shall be payable in full at the time of exercise to the extent permitted by applicable statutes and regulations, either: i. in cash or by certified or bank check at the time the Option is exercised; ii. by delivery to the Company of other shares of Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares that have a Fair Market Value on the date of attestation equal to the Exercise Price (or portion thereof) and receives a number of shares equal to the difference between the number of shares thereby purchased and the number of identified attestation shares (a "Stock for Stock Exchange"); iii. through a "cashless exercise program" established with a broker; iv. by reduction in the number of shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Exercise Price at the time of exercise; v. by any combination of the foregoing methods; or vi. in any other form of legal consideration that may be acceptable to the Committee. (c) Payment of Taxes. See Article 9 regarding tax withholding. 5. Issuance of Shares. Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the shares of Common Stock registered in the name of the Participant, the Participant's authorized assignee, or the Participant's legal representative. 6. Termination of Employment or Service. Unless otherwise provided in the Notice or in any other agreement between you and the Company or any subsidiary of the Company, if your service or employment with the Company or any of its subsidiaries ceases for any reason, all stock options that are not then vested and nonforfeitable will be forfeited to the Company immediately and automatically upon such cessation without payment of any consideration therefor and you will

5 122627792.2 0034163-00001 have no further right, title or interest in or to such stock options or the underlying shares of Company Stock. 7. Restrictions on Transfer. Neither this Agreement nor any of the stock options may be assigned, transferred, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and the stock options shall not be subject to execution, attachment or similar process. All rights with respect to this Agreement and the stock options shall be exercisable during your lifetime only by you or your guardian or legal representative. Notwithstanding the foregoing, the stock options may be transferred upon your death by last will and testament or under the laws of descent and distribution. 8. Exercise of stock options. Stock options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator; provided, however, that Awards of stock options may not have a term in excess of ten years’ duration unless required otherwise by applicable law. The exercise price per share subject to a stock option granted under the Plan shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Common Stock on the date of grant of the stock option, except as provided under applicable law. 9. Tax Withholding. Prior to the issuance of shares upon exercise of your stock options, or at any time thereafter as requested by the Company, you hereby authorize any required withholding from the Company Stock issuable to you or, at the Company’s election, to make adequate provision in cash for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any of its subsidiaries which arise in connection with your stock options (the “Withholding Taxes”). Additionally, the Company may, in its sole discretion, satisfy all or any portion of the Withholding Taxes obligation relating to your stock options by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or any of its subsidiaries; (ii) causing you to tender a cash payment; (iii) permitting you to enter into a “same day sale” commitment with a broker-dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be delivered under the Agreement to satisfy the Withholding Taxes and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Withholding Taxes directly to the Company; or (iv) withholding shares of Company Stock from the shares of Company Stock issued or otherwise issuable to you in connection with the stock options with a Fair Market Value (measured as of the date shares of Company Stock are issued to you pursuant to Section 5) equal to the amount of such Withholding Taxes; provided, however, that the number of such shares of Company Stock so withheld shall not exceed the amount necessary to satisfy the Company’s required tax withholding obligations using the applicable statutory withholding rates for federal, state, local and foreign tax purposes, including payroll taxes, that are applicable to supplemental taxable income. Unless the tax withholding obligations of the Company are satisfied, the Company shall have no obligation to deliver to you any Company Stock. In the event the Company’s obligation to withhold arises prior to the delivery to you of Company Stock or it is determined after the delivery of Company Stock to you that the amount of the Company’s withholding obligation was greater than the amount withheld by the Company, you agree to indemnify and hold the Company harmless from any failure by the Company to withhold the proper amount.

6 122627792.2 0034163-00001 10. Non-Guarantee of Employment or Service Relationship. Nothing in the Plan or this Agreement shall alter your at-will or other employment status or other service relationship with the Company or its subsidiaries, nor be construed as a contract of employment or service relationship between the Company or its subsidiaries and you, or as a contractual right of you to continue in the employ of, or in a service relationship with, the Company or its subsidiaries for any period of time, or as a limitation of the right of the Company or its subsidiaries to discharge you at any time with or without cause or notice and whether or not such discharge results in the forfeiture of any nonvested and forfeitable stock options or any other adverse effect on your interests under the Plan. 11. Rights as Stockholder. You shall not have any of the rights of a stockholder with respect to any shares of Company Stock until such stock options have been exercised and shares of Company Stock have been issued to you. 12. The Company’s Rights. The existence of the stock options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Company Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. 13. Restrictions on Issuance of Shares. The issuance of shares of Company Stock upon settlement of the stock options shall be subject to and in compliance with all applicable requirements of federal, state, or foreign law with respect to such securities. No shares of Company Stock may be issued hereunder if the issuance of such shares would constitute a violation of any applicable federal, state, or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Company Stock may then be listed. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance of any shares subject to the stock options shall relieve the Company of any liability in respect of the failure to issue such shares as to which such requisite authority shall not have been obtained. As a condition to the settlement of the stock options, the Company may require you to satisfy any qualifications that may be necessary or appropriate to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company. 14. Notices. All notices and other communications made or given pursuant to this Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company, or in the case of notices delivered to the Company by you, addressed to the Administrator, care of the Company for the attention of its Secretary at its principal executive office or, in either case, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties. Notwithstanding the foregoing, the Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this award of stock options by electronic means or to request your

7 122627792.2 0034163-00001 consent to participate in the Plan or accept this award of stock options by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. 15. Entire Agreement. This Agreement, together with the relevant Notice and the Plan contains the entire agreement between the parties with respect to the stock options granted hereunder. 16. Amendment. This Agreement may be amended from time to time by the Administrator in its discretion; provided, however, that this Agreement may not be modified in any manner that would have a materially adverse effect on the stock options as determined in the discretion of the Administrator, except as provided in the Plan or in a written document signed by each of the parties hereto. 17. 409A Savings Clause. This Agreement and the stock options granted hereunder are intended to either not be subject to, or to fit within the “short-term deferral” exemption from, Section 409A of the Code as set forth in Treasury Regulation Section 1.409A-1(b)(4), or to comply with Section 409A. Notwithstanding the foregoing, if it is determined that the stock options for any reason constitute deferred compensation subject to Section 409A, the Company may modify the provisions of the grant or the stock options to be exempt from or comply with Section 409A. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Section 409A of the Code and Treasury Regulation Section 1.409A-2(b)(2). 18. No Obligation to Minimize Taxes. The Company has no duty or obligation to minimize the tax consequences to you of this award of stock options and shall not be liable to you for any adverse tax consequences to you arising in connection with this award. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the tax consequences of this award and by signing the Notice, you have agreed that you have done so or knowingly and voluntarily declined to do so. 19. Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern. A copy of the Plan is available upon request to the Administrator. 20. No Funding. This Agreement constitutes an unfunded and unsecured promise by the Company to issue shares of Company Stock in the future in accordance with its terms. You have the status of a general unsecured creditor of the Company as a result of receiving the grant of stock options. 21. Effect on Other Employee Benefit Plans. The value of the stock options subject to this Agreement shall not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or its subsidiaries, except as such plan otherwise expressly provides. The Company and its

8 122627792.2 0034163-00001 subsidiaries expressly reserve their rights to amend, modify, or terminate any of their employee benefit plans. 22. Governing Law. The validity, construction and effect of this Agreement, and of any determinations or decisions made by the Administrator relating to this Agreement, and the rights of any and all persons having or claiming to have any interest under this Agreement, shall be determined exclusively in accordance with the laws of the State of Delaware, without regard to its provisions concerning the applicability of laws of other jurisdictions. As a condition of this Agreement, you agree that you will not bring any action arising under, as a result of, pursuant to or relating to, this Agreement in any court other than a federal or state court in the districts which include Delaware, and you hereby agree and submit to the personal jurisdiction of any federal court located in the district which includes Delaware or any state court in the district which includes Delaware. You further agree that you will not deny or attempt to defeat such personal jurisdiction or object to venue by motion or other request for leave from any such court. 23. Resolution of Disputes. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to or relating to, this Agreement shall be determined by the Administrator in good faith in its absolute and uncontrolled discretion, and any such determination or any other determination by the Administrator under or pursuant to this Agreement and any interpretation by the Administrator of the terms of this Agreement, will be final, binding and conclusive on all persons affected thereby. You agree that before you may bring any legal action arising under, as a result of, pursuant to or relating to, this Agreement you will first exhaust your administrative remedies before the Administrator. You further agree that in the event that the Administrator does not resolve any dispute or disagreement arising under, as a result of, pursuant to or relating to, this Agreement to your satisfaction, no legal action may be commenced or maintained relating to this Agreement more than twenty-four (24) months after the Administrator’s decision. 24. Headings. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. 25. Electronic Delivery of Documents. By your signing the Notice, you (i) consent to the electronic delivery of this Agreement, all information with respect to the Plan and the stock options, and any reports of the Company provided generally to the Company’s stockholders; (ii) acknowledge that you may receive from the Company a paper copy of any documents delivered electronically at no cost to you by contacting the Company by telephone or in writing; (iii) further acknowledge that you may revoke your consent to the electronic delivery of documents at any time by notifying the Company of such revoked consent by telephone, postal service or electronic mail; and (iv) further acknowledge that you understand that you are not required to consent to electronic delivery of documents. 26. No Future Entitlement. By your signing the Notice, you acknowledge and agree that: (i) the grant of a stock option award is a one-time benefit which does not create any contractual or other right to receive future grants of stock options, or compensation in lieu of stock options, even if stock options have been granted repeatedly in the past; (ii) all determinations with respect to any such future grants and the terms thereof will be at the sole discretion of the Administrator; (iii) the value of the stock options is an extraordinary item of compensation which is outside the scope of your employment contract, if any; (iv) the value of the stock options is not part of normal or

9 122627792.2 0034163-00001 expected compensation or salary for any purpose, including, but not limited to, calculating any termination, severance, resignation, redundancy, end of service payments or similar payments, or bonuses, long-service awards, pension or retirement benefits; (v) the vesting of the stock options ceases upon termination of your employment or service with the Company or any of its subsidiaries or transfer of employment from the Company or any of its subsidiaries, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement; (vi) the Company does not guarantee any future value of the stock options; and (vii) no claim or entitlement to compensation or damages arises if the stock options decrease or do not increase in value and you irrevocably release the Company and its subsidiaries from any such claim that does arise. 27. Personal Data. For purposes of the implementation, administration and management of the stock options or the effectuation of any acquisition, equity or debt financing, joint venture, merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or other similar corporate transaction involving the Company (a “Corporate Transaction”), you consent, by execution of the Notice, to the collection, receipt, use, retention and transfer, in electronic or other form, of your personal data by and among the Company and its third party vendors or any potential party to a potential Corporate Transaction. You understand that personal data (including but not limited to, name, home address, telephone number, employee number, employment status, social security number, tax identification number, date of birth, nationality, job and payroll location, data for tax withholding purposes and shares awarded, cancelled, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the stock options or the effectuation of a Corporate Transaction and you expressly authorize such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s). You understand that these recipients may be located in your country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than your country. You understand that data will be held only as long as is necessary to implement, administer and manage the stock options or effect a Corporate Transaction. You understand that you may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s Secretary. You understand, however, that refusing or withdrawing your consent may affect your ability to accept a stock option award. {Glossary begins on next page}

122627792.2 0034163-00001 GLOSSARY (a) “Administrator” has the meaning set forth in the Plan. (b) “Agreement” means this document, as amended from time to time, together with the Plan which is incorporated herein by reference. (c) “Code” means the Internal Revenue Code of 1986, as amended, and the Treasury regulations and other guidance promulgated thereunder. (d) “Company” means NuScale Power Corporation, and shall include all its successors except where the context otherwise requires. (e) “Company Stock” shall mean Class A Common Stock of NuScale Power Corporation. (f) “Fair Market Value” has the meaning set forth in the Plan. (g) “Grant Date” means the effective date of a grant of stock options made to you as set forth in the relevant Notice. (h) “Incentive Stock Option” means any stock option that is designated, in the applicable Award Agreement or the resolutions of the Administrator under which the stock option is granted, as an “incentive stock option” within the meaning of Section 422 of the Code and otherwise meets the requirements to be an “incentive stock option” set forth in Section 422 of the Code. (i) “Notice” means the statement, letter or other written notification provided to you by the Company setting forth the terms of a grant of stock options made to you. (j) “Plan” means the NuScale Power Corporation 2022 Long-Term Incentive Plan, as in effect from time to time. (k) “Ten Percent Stockholder” means a person owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of NuScale, its “parent corporation” or any “subsidiary corporation,” as defined in Sections 424(e) and 424(f) of the Code, respectively. (l) “You” or “Your” means the recipient of the stock options as reflected on the applicable Notice. Whenever the word “you” or “your” is used in any provision of this Agreement under circumstances where the provision should logically be construed, as determined by the Administrator, to apply to the estate, personal representative, or beneficiary to whom the stock options may be transferred by will or by the laws of descent and distribution, the words “you” and “your” shall be deemed to include such person. {End of Agreement}

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